UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2025

WEYERHAEUSER COMPANY

(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

220 Occidental Avenue South

Seattle, Washington 98104-7800

(Address of principal executive offices)

(zip code)

Registrant’s telephone number, including area code:

(206) 539-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.25 per share	WY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07:	Submission of Matters to a Vote of Security Holders
Signatures
EXHIBIT 104	Cover page interactive data file (embedded within the inline XBRL document).

Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders

The Weyerhaeuser Annual Meeting of Shareholders was held on May 9, 2025. Proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, to vote on the following three items of business:

Proposal 1. Shareholders elected the directors listed below to the board of directors for one-year terms of service to expire at the 2026 Annual Meeting of Shareholders. The final vote results were as follows:

Nominee	Votes For	Votes Against	Votes to Abstain	Broker Non-Votes
Mark A. Emmert	567,837,081	33,924,168	2,095,553	50,169,178
Rick R. Holley	571,347,976	30,440,264	2,068,562	50,169,178
Sara Grootwassink Lewis	587,940,641	13,818,648	2,097,513	50,169,178
Deidra C. Merriwether	593,002,376	8,802,317	2,052,109	50,169,178
Al Monaco	599,878,688	1,899,544	2,078,570	50,169,178
James C. O'Rourke	599,902,675	1,877,891	2,076,236	50,169,178
Nicole W. Piasecki	561,431,440	40,369,994	2,055,368	50,169,178
Lawrence A. Selzer	595,877,128	5,893,449	2,086,225	50,169,178
Devin W. Stockfish	596,816,362	4,947,561	2,092,879	50,169,178
Kim Williams	560,758,639	40,708,911	2,389,252	50,169,178

Proposal 2. Shareholders approved, on an advisory and non-binding basis, the compensation of Weyerhaeuser’s named executive officers as disclosed in the company's definitive proxy materials. The final vote results were as follows:

Votes For	Votes Against	Votes to Abstain	Broker Non-Votes
566,997,826	33,263,659	3,595,317	50,169,178

Proposal 3. Shareholders ratified the selection and appointment of KPMG LLP as Weyerhaeuser’s independent registered public accounting firm for 2025. The final vote results were as follows:

Votes For	Votes Against	Votes to Abstain	Broker Non-Votes
615,500,293	37,693,670	832,017	0

Weyerhaeuser’s next annual meeting of shareholders is scheduled to take place on May 15, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By:	/s/ Kristy T. Harlan
Name:	Kristy T. Harlan
Its:	Senior Vice President, General Counsel and Corporate Secretary

Date: May 13, 2025